Exhibit 24.01
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Benjamin S. Carson, Sr.
Benjamin S. Carson, Sr.

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ John T. Dillon
John T. Dillon

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Claudio X. Gonzalez
Claudio X. Gonzalez

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Gordon Gund
Gordon Gund

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Dorothy A. Johnson
Dorothy A. Johnson

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ L. Daniel Jorndt
L. Daniel Jorndt

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ Ann McLaughlin Korologos
Ann McLaughlin Korologos

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ William D. Perez
William D. Perez

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ William C. Richardson
William C. Richardson

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ John L. Zabriskie
John L. Zabriskie

Dated: February 17, 2006.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, That I, the undersigned Director of Kellogg Company, a Delaware corporation, hereby appoint Gary H. Pilnick, Senior Vice President, General Counsel and Secretary of Kellogg Company, as my lawful attorney-in-fact and agent, to act on my behalf, with full power of substitution, in preparing, executing and filing the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2005, and any exhibits, amendments and other documents related thereto, with the Securities and Exchange Commission.
     Whereupon, I grant unto said Gary H. Pilnick full power and authority to perform all necessary and appropriate acts in connection therewith, and hereby ratify and confirm all that said attorney-in-fact and agent, or his substitute, may lawfully do, or cause to be done, by virtue hereof.

/s/ A. D. David Mackay
A. D. David Mackay

Dated: February 17, 2006.